Exhibit 10.60

AMENDMENT #5

THIS AMENDMENT #5 TO ADVANCED PURCHASE AGREEMENT (“Amendment”) is made effective as of the last date that this amendment is signed, (the “Fifth Amendment Effective Date”) by and between NOVAVAX, INC, a Delaware corporation with offices at 700 Quince Orchard Road, Gaithersburg, MD 20878 U.S.A. (“Novavax”), and the Commonwealth of Australia as Represented by the Department of Health and Aged Care, with offices at Scarborough House 1 Atlantic Street, Woden, ACT 2606, Australia, previously known as the “Department of Health” (collectively, “Customer”).
RECITALS
WHEREAS, Novavax and Customer entered into that certain Advanced Purchase Agreement dated effective 31 December 2020 (as amended, including by way of the Amendments to the Advanced Purchase Agreement between the parties dated 23 December 2021 (the “First Amendment”), 6 April 2022 (the “Second Amendment”), 5 April 2023 (the “Third Amendment”), and 5 July 2023 (the “Fourth Amendment”) (the “Agreement”);
WHEREAS, the Parties have agreed to further adjust the Delivery Schedule for Aggregate Amount; and
WHEREAS, the Parties desire to amend certain provisions of the Agreement.
NOW THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth and other good and valuable consideration, the receipt of which is hereby acknowledged by the Parties, the Parties hereto agree that the Agreement is further amended by this Amendment as follows:
1.The following shall be deleted from the first line of the Recitals: “(the “Vaccine”)”.
2.The third Recital shall be deleted and replaced with:
“WHEREAS, in advance of initial Regulatory Approval in the Territory, Customer wishes to pre- order an aggregate number of doses of a Vaccine containing a spike protein of the original Wuhan strain of SARS-CoV-2, to be supplied subject to the terms and conditions of this Agreement;”
3.Section 2.1.1 shall be deleted in its entirety and replaced with the following:
“Vaccine Variants. The Parties acknowledge that Novavax may develop one or more alternative formulations of the Vaccine that are [***] different to the Vaccine to target any current or future variants or strains of COVID-19 (each a “Variant Vaccine”). The Parties agree that any [***] variations of the Vaccine are not considered a Variant Vaccine. Novavax may elect to commercialize a Variant Vaccine, and if so, shall [***], notify Customer in writing of such proposed commercialization plans (“Variant Notice”). Subject to Section 2.1.1A, the Variant Vaccine will be supplied pursuant to the applicable terms of the Agreement, including Sections 2.2, 2.4, 2.6, 3, 4, 8, 14 and 15, and the terms “Vaccine” and “Product” in the Agreement will be deemed (as applicable and except as the context otherwise requires) to refer to the Variant Vaccine that was the subject of a Variant Notice given in accordance with this clause. Aggregate Amount and Advance Payment. Any Variant Vaccine will count towards the Aggregate Amount. Upon receipt of a Variant Notice, Customer shall deliver to Novavax a Purchase Order for the scheduled quantity of Variant Vaccine together with the Customer’s order number and invoice address.”

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4.The following Section 2.1.1A is added to the Agreement after Section 2.1.1:
“2.1.1A In any year in which Novavax is commercializing a vaccine that targets both a variant or strain of SARS-CoV-2 and also influenza or another virus (a “Combination Vaccine”), such Combination Vaccine will only be regarded as a Variant Vaccine to be supplied under paragraph
2.1.1 if the parties agree in writing that such Combination Vaccine will be the Variant Vaccine.”
5.The following shall be deleted from Section 2.4:
“and that delivery of the first shipment of Product is expected to be a date as soon as practicable after receipt of Regulatory Approval in the Territory”.
6.The following shall be deleted from Section 2.4B:
“, for an extended expiry date for the Vaccine and booster dose application”.
7.Section 2.6.2 shall be deleted in its entirety, and replaced with the following:
“2.6.2 If Novavax’s failure to supply is ongoing after [***] of each initial missed or under delivery, Customer may, by giving Novavax written notice no later than [***] after such [***] has passed (and whether or not Novavax has provided a Short Supply Notice), elect to (a) cancel delivery of the Product that was scheduled for delivery during the duration of the supply failure, (b) cancel future deliveries of Product and / or (c) terminate the Agreement. If the Customer elects to cancel delivery of Product, Novavax [***]”
8.The following Section 2.4D is added to the Agreement after Section 2.4C:
“2.4D Novavax acknowledges that Customer has validly elected or is deemed, pursuant to Section 2.6, to cancel or have cancelled delivery of the following Product that were reflected in the Delivery Schedule as it was immediately prior to the Fifth Amendment Effective Date: (a) the Q4 2023 Vaccine doses, totaling [***]; (b) the Q2 2024 Vaccine doses, totaling 3,003,700 doses;
(c) the Q4 2024 Vaccine doses, totaling [***]; and (d) [***] of the Q4 2025 Vaccine doses. The Parties agree that [***] The Parties agree that the Refundable Portion of the Advance Payment attributable to such undelivered Product units (being USD 31,053,152) will be credited against outstanding invoices and invoices of future deliveries of Product with any remaining unused credit being reimbursed to Customer after all outstanding invoices have been paid. Notwithstanding any other provision of the Agreement, Novavax releases the Customer from any and all Losses incurred by Novavax, its affiliates, Sponsor and its or their respective officers, directors, employees, agents and contractors, resulting from or arising in connection with the cancellation or the deemed cancellation of the delivery of this Product and undertakes not to make any Claim against Customer in respect of these cancellations.”
9.The following Sections 2.6A and 2.6B are added to the Agreement after Section 2.6:
“2.6A Delay in Regulatory Approval and Acceptance. If, on or before [***] after the due date for the delivery of the Vaccine as set out in Exhibit B, Novavax fails to receive Regulatory Approval of the relevant Variant Vaccine in the Territory, and /or if Product has not passed to Customer upon Acceptance pursuant to Section 3.4, then Customer may, with respect to any doses of Product that have not been delivered by the date that is [***] after the due date for the delivery of the Vaccine as set out in Exhibit B, by written notice to Novavax, (a) cancel delivery of such doses or (b) request that the Parties negotiate to reschedule such doses to a subsequent month or subsequent year (and extend the term of the Agreement as necessary to accommodate any such rescheduling). Upon receipt of a request under clause (b) of this paragraph, Novavax will promptly, and in any event within [***], advise Customer if rescheduling is or is not feasible in light of its contractual commitments to another party or parties; if Novavax notifies the Customer

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that rescheduling is not feasible, Customer may exercise its right under clause (a) of this paragraph. If, on or before [***] after the due date for the delivery of the Vaccine as set out in Exhibit B, Novavax fails to receive Regulatory Approval of the relevant Variant Vaccine in the Territory, and /or if Product has not passed to Customer upon Acceptance pursuant to Section 3.4, then Customer may terminate this Agreement [***]. If Customer elects to cancel delivery of Product, or terminate this Agreement, Novavax shall be relieved of its obligation to deliver such Product units, and Customer will have no liability to pay.”
“2.6B Decision Not To Commercialize Variant Vaccine. If, on or before [***] after the latest recommendation of the World Health Organization (WHO) in relation to strains of COVID- 19 vaccines, Novavax fails to notify Customer in writing of proposed commercialization plans in accordance with Section 2.1.1, and the Vaccine does not provide strong robust protection against the strain of SARS-CoV-2 included in the latest WHO recommendation, then Customer may, with respect to any doses of Product scheduled to be delivered after that date, by written notice to Novavax, cancel delivery of such doses. If Customer elects to cancel delivery of doses pursuant to this Section, [***], Novavax will, except as provided in Section 2.1.1A, deliver scheduled doses consisting of the Vaccine that Novavax is currently commercializing. Nothing in this Agreement is to be interpreted to obligate Novavax to deliver doses of a Vaccine that it is no longer commercializing.”
10.The words “UNLESS SECTION 2.6A OR SECTION 2.6B APPLIES,” are added to Section 4.4, before the words “THE REMEDIES”.
11.Section 4.1 shall be deleted in its entirety and replaced with the following:
“4.1 Limited Product Warranty. Novavax warrants to Customer that, upon delivery of Product to the Point of Entry, Product will (a) materially conform to the specifications for such Product as set forth on Exhibit C hereto, and in respect of any Vaccine that becomes the Variant Vaccine pursuant to Section 2.1.1., the specification accepted by the Customer as a replacement for Exhibit C (the “Specifications”) and be free from defects (including any latent defects), (b) comply with the applicable Regulatory Approval in the Territory for such Vaccine, including shelf-life requirements and any other conditions, requirements or directions of the TGA, and (c) have been manufactured, packaged, handled, stored, transported and cold-chain maintained in accordance with the Specifications, Novavax’s relevant standard operating procedures in relation to the manufacture and delivery of the Product, and cGMP. Product satisfying clauses (a)-(c) hereof, “Conforming Product.” Any claims by Customer that the Product fails to meet this warranty must be made by Customer within (a) [***] of Acceptance of the Product as set forth in Section 3.4 or (b) [***].
12.The words in Section 5.1 “Section 7.2.2 and Section 7.5” are deleted and replaced with the words “Section 7.5 and Section 7.5A”.
13.Section 7.2.2 is deleted in its entirety.
14.The following Section 7.5A is added to the Agreement after Section 7.5:
“7.5A Cancellation or Termination Due to Delay in Regulatory Approval and Acceptance. If Customer elects to cancel delivery of doses of Product under Section 2.6A or Section 2.6B, Novavax must ensure the Refundable Portion of the Advance Payment attributable to such cancelled Product units is credited against outstanding invoices and invoices of future deliveries of Product with any remaining unused credit being reimbursed to Customer after all outstanding invoices have been paid. If Customer terminates this Agreement pursuant to Section 2.6A, Novavax must refund to Customer the entirety of the remaining Refundable Portion of the

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Advance Payment. In respect of doses that are Replacement Amount doses that are cancelled as a result of a cancellation or termination under Section 2.6A, then Novavax’s sole liability will be to credit against outstanding or future invoices (if any) or otherwise reimburse USD[***] (being the GST exclusive amount that was payable under the Agreement in respect of those Replacement Amount doses) that is cancelled.”
15.Section 13.8 of the Agreement shall be deleted in its entirety and replaced with the following:
“13.8 Assignment. Neither Party will assign (including by change of Control) all or any portion of this Agreement or any right or obligation under this Agreement without the other Party's prior written consent, which consent will not be unreasonably withheld or delayed. Any unauthorized assignment by a Party will be null and void and of no force or effect. This Agreement will bind and inure to the benefit of the successors and permitted assigns of the respective Parties.”
16.The following Section 13.8A is added to the Agreement after Section 13.8:
“13.8A Subject to Section 13.8B, Novavax may require Customer to enter into a deed of novation substantially in the form of the deed of novation in Exhibit E that has been executed by both Novavax and Sanofi Pasteur Inc. (Sanofi), under which this agreement will be novated to Sanofi, incorporated and registered in the State of Delaware, with a principal place of business at 1 Discovery Drive, Swiftwater, PA 18370. The Customer must execute the deed of novation within [***] of receiving the notification.”
17.The following Section 13.8B is added to the Agreement after Section 13.8A:
“13.8B The Customer is not required to enter into the deed of novation if the Customer determines, in its absolute discretion, that the assignment is likely to have a material adverse impact on the Commonwealth’s reputation.”
18.Section 18.69 shall be deleted in its entirety and replaced with the following:
“18.69 Vaccine means (a) prior to the Fifth Amendment Effective Date, the vaccine described in the Recitals; (b) on the Fifth Amendment Effective Date until a Variant Vaccine is substituted under Section 2.1.1, the Variant Vaccine is the JN.1 lineage vaccine containing the SARS-CoV-2 spike protein antigen that conforms to the latest recommendation of the World Health Organization; and
(c) thereafter, any Variant Vaccine that becomes the Vaccine pursuant to Section 2.1.1.
19.The following words are added to the end of Section 2.6.4:
“In respect of doses that are Replacement Amount doses that are cancelled as a result of a cancellation or termination under Section 2.6.1 or Section 2.6.2, Novavax’s sole liability will be to credit against outstanding or future invoices (if any) or otherwise reimburse USD [***] (being the GST exclusive amount that was payable under the Agreement in respect of those Replacement Amount doses) that is cancelled.”
20.Exhibit A. Exhibit A in the Agreement shall be deleted in its entirety and replaced with the attached Exhibit A.
21.Exhibit B. Exhibit B in the Agreement shall be deleted in its entirety and replaced with the attached Exhibit B.
22.Exhibit C. Exhibit C in the Agreement shall be deleted in its entirety and replaced with the attached Exhibit C.
23.Exhibit E. Insert a new Exhibit E as per the attached Exhibit E.

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24.Effectiveness of Amendment. Except as amended hereby, the Agreement shall remain in full force and effect. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement. On and after the Fifth Amendment Effective Date, each reference in the Agreement to "this Agreement," "the Agreement," "hereunder," "hereof," "herein" or words of like import will mean and be a reference to the Agreement as amended by this Amendment.
25.Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which, taken together, shall constitute one and the same instrument. This Amendment shall be effective upon full execution by electronic transmission or original, and an electronically transmitted signature shall be deemed to be and shall be as effective as an original signature.
IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed by their duly authorized representatives as of the Fifth Amendment Effective Date.

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NOVAVAX, INC.

By:    /s/ John Trizzino     Signature

Name:    John Trizzino

Title:    President and Chief Operating Officer

10/28/2024
Date:

SIGNED by an authorised representative for and on behalf of the Commonwealth of Australia acting through and represented by the
Department of Health and Aged Care [***] in the presence of:

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Signature of witness    Signature of authorised signatory

[***]                         [***]

Name of Witness (block letters)    Name of authorised signatory (block letters)

Date: 12/12/24        [***]
Position of authorised signatory

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Exhibit A
PRODUCT

Price

Price for Aggregate Amount
Aggregate Amount: on and from the 5th Amendment Effective Date, [***] doses of the Vaccine

Product Name	Total Price (= [***)] (excluding GST)	Per-Unit Price (excluding GST)	Per Unit Delivery Price (= [***] (excluding GST)
Variant Vaccine that conforms to the latest recommendation of the World Health Organization.	USD [***]	USD [***] (for [***] delivered prior to the Third Amendment Effective Date) USD [***] (for approximately [***] delivered in 2023)	USD [***] (for [***] delivered prior to the Third Amendment Effective Date) USD [***] (for approximately [***] delivered in 2023)
		USD [***] (for approximately [***] delivered in 2024)	USD [***] (for approximately [***] delivered in 2024)
		USD [***] (for all doses delivered in 2025 and thereafter)	USD [***] (for all doses delivered in 2025 and thereafter)

Initial Advance Payment for Aggregate Amount: USD [***] (excluding GST)
Maximum Aggregate Additional Amount: Up to 10 million doses. Pricing and delivery schedule to be negotiated at time of order.

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Price for Replacement Amount Replacement Amount: [***] doses of the Vaccine

Product Name	Total Price (there is no charge for the Replacement Amount)	Per-Unit Price (there is no charge for the Replacement Amount)	Per Unit Delivery Price (there is no charge for the Replacement Amount)
Variant Vaccine that conforms to the latest recommendation of the World Health Organization.	USD [***]	[*** ](for doses delivered in 2027)] [***] (for doses delivered in 2028) [***] (for doses delivered in 2029)	[***] (for doses delivered in 2027) [***] (for doses delivered in 2028) [***] (for doses delivered in 2029)

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Exhibit B

DELIVERY SCHEDULE

[Pursuant to Regulation S-K, Item 601(a)(5), this Exhibit setting forth the delivery schedule has not been filed. The Registrant agrees to furnish supplementally a copy of any omitted exhibits to the Securities and Exchange Commission upon request; provided, however, that the Registrant may request confidential treatment of omitted items.]

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Exhibit C

Specifications

Specification
Product Name	SARS-CoV-2 Recombinant Spike Protein Drug Substance Product with Matrix-M1 Adjuvant (JN.1)
Appearance	[***]
To specify if dilution, reconstitution is required and if diluent would be provided	[***]
pH	[***]
Osmolality	[***]
Particle Size by DLS	[***] [***]
Post-dissociation Antigen content (defined as Protein Concentration)	[***]
Identity	[***]
Mattix-A content	[***]
Matrix-C content	[***]
Sterility	[***]
Bacteria Endotoxin	[***]
Relative Potency	[***]
Container	[***]
Extractable Volume (vial)	[***]

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Expelled Volume (PFS)	The volume measured for each container is not less than the nominal volume.
Storage conditions	[***]

Shelf life upon manufacture	[***]
Minimum shelf life upon receipt	[***]

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Exhibit E

[Pursuant to Regulation S-K, Item 601(a)(5), this Exhibit setting forth the deed of novation has not been filed. The Registrant agrees to furnish supplementally a copy of any omitted exhibits to the Securities and Exchange Commission upon request; provided, however, that the Registrant may request confidential treatment of omitted items.]

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Docusign Envelope ID: 64BB9819-AC56-4BC2-AFFF-BC89B9DB7FE3

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